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                                                                    EXHIBIT 23.1



                          INDEPENDENT AUDITORS' CONSENT


        We consent to the incorporation by reference in this Registration Statement of Thoratec Laboratories Corporation on Form S-8 of our report dated February 19, 1999, appearing in the Annual Report on Form 10-K of Thoratec Laboratories Corporation for the year ended January 2, 1999.



/s/ Deloitte & Touche, LLP



San Francisco, California

June 15, 1999